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                      SUPPLEMENT DATED NOVEMBER 30, 2000 TO
                        PROSPECTUS DATED MAY 1, 2000 FOR
                PACIFIC INNOVATIONS, A VARIABLE ANNUITY CONTRACT
                    ISSUED BY PACIFIC LIFE INSURANCE COMPANY

APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

FOR CONTRACTS DELIVERED TO RESIDENTS OF TEXAS:

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider ("PDBR"), the DEATH BENEFIT AMOUNT stated in the DEATH BENEFIT AMOUNTS and OPTIONAL PREMIER DEATH BENEFIT RIDER sections are replaced with the following:

The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 5% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday;
(ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

Form No. PITXSUP120